CONVERSION AND EXCHANGE AGREEMENT

This Conversion and Exchange Agreement (the "Agreement"), dated as of May 15, 1998, has been executed by each of the undersigned investors whose name and signature appear on the signature page hereof (each individually, an "Investor" and collectively, the "Investors").

BACKGROUND

      A. As of the date hereof, each of the Investors owns the number of shares of Series Q Convertible Preferred Stock, $.01 par value per share (the "Series Q Stock") of Geotek Communications, Inc., a Delaware corporation (the "Company"), Series R Convertible Preferred Stock, $.01 par value per share (the "Series R Stock") of the Company and Series S Convertible Preferred Stock, $.01 par value per share (the "Series S Stock") of the Company as is set forth opposite such Investor's name on Exhibit A hereto.

      B. The Company has agreed and each of the Investors, severally and not jointly, has agreed that each Investor will (i) convert shares of Series Q Stock, Series R Stock and/or Series S Stock which they own into shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") and/or (ii) exchange shares of Series Q Stock, Series R Stock and/or Series S Stock for shares of a newly created series of preferred stock of the Company designated "Series T Preferred Stock" (the "Series T Stock" or the "Preferred Stock") all in the amounts set forth in Exhibit A hereto and on the terms and conditions set forth herein. The rights and preferences of the Series T Stock, including the terms on which the Series T Stock may be converted into Common Stock, are set forth in the Certificate of Designation attached hereto as Exhibit B (the "Series T Certificate of Designation"), which shall have been executed, acknowledged, filed, recorded and become effective in accordance with the General Corporation Law of the State of Delaware prior to the Closing (as defined below).

      C. The solicitation of this Agreement and, if accepted by the Company, the issuance of Preferred Stock is being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the United States Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of Section 4(2) of the Securities Act. The Preferred Stock and the Common Stock issuable upon conversion or exercise thereof are sometimes collectively referred to in this Agreement as the "Securities." The Common Stock issuable upon conversion of the Preferred Stock is sometimes referred to as the "Underlying Stock."


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      In consideration of the mutual promises,  representations,  warranties and conditions set forth herein, and intending to be legally bound hereby, the Company and the Investors agree as follows:

1.    Agreement; the Investors

1.1 Agreement. Each Investor, severally and not jointly, hereby agrees that at the Closing (as defined below) it will (i) convert shares of Series Q Stock, Series R Stock and/or Series S Stock which they own into shares of Common Stock and (ii) exchange shares of Series Q Stock, Series R Stock and/or Series S Stock for shares of Series T Stock, at a rate of one share of Series T Stock for each one share of Series Q Stock, Series R Stock or Series S Stock; all in the amounts set forth in Exhibit A hereto and on the terms and conditions set forth herein. The closing of the transactions contemplated hereby (the "Closing") shall occur on May 15, 1998 or such other date as the Company and the Investors shall agree (the "Closing Date") and shall occur when all of the conditions to the Company's and the Investors' obligations under Sections 1.3 and 1.4, respectively, have been satisfied or waived by the appropriate party.

1.2 Nature of the Investor. Each Investor is obtaining the Preferred Stock for its own account and each Investor severally represents and warrants that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D.

1.3 Conditions Precedent to the Obligation of the Company to Issue the Preferred Stock. The obligation hereunder of the Company to issue the Preferred Stock to each Investor and otherwise to consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by delivering prior written notice of any such waiver to each Investor.

      (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of such Investor shall be true and correct as of the date when made and as of the Closing Date as though made at each such time.

      (b)   Performance  by the Investor.  Such Investor  shall have  performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing.


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

      (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities which prohibits or adversely affects any of the transactions contemplated by this Agreement, nor shall any proceeding have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

      (d) Release. Each Investor shall have executed and delivered to the Company a Release in the form attached hereto as Exhibit C.

      (e) Delivery of Securities. Each Investor shall have delivered to the Company certificates representing the shares of Series Q Stock, Series R Stock and/or Series S Stock which are being exchanged for shares of Series T Stock.


1.4 Conditions Precedent to the Obligation of the Investor. The obligation of each Investor to consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by delivering prior written notice to the Company and each other Investor.

      (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at each such time.

      (b)   Performance  by the  Company.  The  Company  shall  have  performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

      (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, nor shall any proceeding have been commenced which may


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

            have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

      (d) Registration Statement. That certain Registration Statement on Form S-3 (Registration No. 48131) shall have been declared effective and no order suspending the effectiveness of such registration statement shall be in effect and no proceedings for such purpose shall be pending or threatened by the SEC.

      (e) No Suspension of Trading in or Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the SEC or the Nasdaq National Market ("Nasdaq" or the "Exchange") and the Common Stock shall not have been delisted from the Exchange unless it shall have been approved for trading on The Nasdaq SmallCap Market.

      (f) Officer's Certificate. The Company shall have delivered to such Investor a certificate in form and substance reasonably satisfactory to such Investor, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied as of the Closing Date.

      (g) Filing of the Certificate of Designation. The Series T Certificate of Designation, conforming to the terms of this Agreement, shall have been duly filed with the Secretary of State of the State of Delaware and certified copies thereof shall have been delivered to such Investor.

      (h) Release. The Company shall have executed and delivered to such Investor a Release in the form attached hereto as Exhibit E.

      (i) Delivery of Securities. The Company shall have delivered to such Investor duly executed stock certificates representing the Preferred Stock issuable to such Investor.

      (j) Registration Rights Agreement. The Company and each of the Investors shall have executed and delivered the Registration Rights Agreement (the "Registration Rights Agreement") in the form attached hereto as Exhibit G.

1.5 Conversion into Common Stock. All shares of Series Q Stock, Series R Stock and/or Series S Stock which Investors have agreed to convert into shares of Common Stock at the Closing (the "Closing Conversion Shares") shall be converted in accordance with the terms of the Certificate of Designation creating the Series Q Stock (the "Series Q Certificate"), the Certificate of Designation creating the Series R Stock (the "Series R Certificate") or the Certificate of


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

      Designation creating the Series S Stock (the "Series S Certificate") as the case may be, except that for purposes of such conversion the "Conversion Date Market Price" (as defined in each of the Series Q Certificate, the Series R Certificate and the Series S Certificate) shall be $0.80. Each of the Investors converting shares of Series Q Stock, Series R Stock and/or Series S Stock into shares of Common Stock at the Closing shall execute and deliver at the Closing a conversion notice evidencing such a transaction.

2.    Representations and Warranties of Investor

      Each Investor severally represents and warrants to the Company as to the matters set forth below. The representations of each Investor under this Section 2 are made exclusively by and only with respect to such Investor and no Investor shall be liable or responsible for the breach of any representation or warranty made by any other Investor.

2.1 No Government Recommendation or Approval. The Investor understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the issuance of the Securities.

2.2 Intent. The Investor is obtaining the Securities for its own account and not with a view towards distribution in violation of securities laws, and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Investor has been advised of or is aware of the provisions of Rule 144 promulgated under the Securities Act.

2.3 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that the Securities are speculative and involve a high degree of risk. The Investor understands that there is no established market for the Preferred Stock and that no public market therefor is foreseen.

2.4 Independent Investigation. The Investor, in making its decision to obtain the Securities obtained hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement, in the public filings of the Company and in the documents described below. Prior to the date hereof, the Investor has been furnished with and has reviewed the Company's Annual Report on Form 10-K including, Form 10-KA for the period ended December 31, 1997 (the "1997 Form 10-K") sent to the Company's shareholders and all documents filed by the Company with the SEC since December 31, 1997, pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding preliminary proxy statement filings) (such documents are collectively referred to in this Agreement as the "Exchange Act Reports"), including, without limitation, the Company's Current Reports on Form 8-K for events dated April 9, 1998, March 18, 1998, February 26, 1998, February 19, 1998, February 17, 1998, January 30, 1998 and January 21, 1998, and a copy of the Company's Registration Statement on Form S-3 declared effective by the SEC on April 21, 1998. The Investor has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the transactions contemplated hereby.

2.5 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement enforceable against the Investor in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

2.6 Nasdaq Delisting. The Investors acknowledge that the Company has received a letter from the Nasdaq Stock Market informing the Company that it intends to delist the Company's securities from trading on The Nasdaq National Market and the Company shall have no liability to the Investors under this Agreement or the Certificate of Designation (other than under Section 12 thereof) if the Company's securities are delisted from The Nasdaq National Market.

2.7 No Broker. The Investor has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

2.8 Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

2.9 Reliance on Representations and Warranties. The Investor understands that the Securities are being issued to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.10 Limitations on Investor's Right to Convert and Exercise. Notwithstanding anything to the contrary contained herein, each notice of conversion of Preferred Stock (a "Conversion Notice") shall contain or be accompanied by a representation by the Investor that, after giving effect to the shares of the Company's Common Stock to be issued pursuant to such Conversion Notice or Exercise Notice, the total number of shares of the Company's Common Stock deemed beneficially owned by the Investor, together with all shares of the Company's Common Stock deemed beneficially owned by the Investor's "affiliates" as defined in Rule 144 of the Securities Act and excluding any shares of the Series Q Preferred Stock held by such holder and its affiliates will not exceed 4.9% of the total issued and outstanding shares of the Company's Common Stock and such other matters as are set forth in Section 13(d) of the Certificate of Designation.

2.11 Transfer or Resale. The Investor understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder or (b) the Investor shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such Securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

2.12 Legends. The Investor understands that the Preferred Shares and, until such time as the Underlying Stock has been registered under the Securities Act (as contemplated by the Registration Rights Agreement) or otherwise may be sold by the Investor pursuant to Rule 144 under the Securities Act (or any successor rule thereto) without any restriction as to the number of securities acquired hereunder that can then be immediately sold, the certificates for the Underlying Stock, may


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

      bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act."

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (a) such Security is registered for sale under the Securities Act or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities law. In the event the above legend is removed from any Security, the Company may, upon reasonable advance notice to the Investor, require that the above legend be placed on any Security that cannot then be sold pursuant to an effective registration statement or Rule 144 under the Securities Act (or any successor rule thereto) without any restriction as to the number of securities acquired hereunder that can then be immediately sold.

2.13 Schedule A. To the best knowledge of each Investor, the information set forth on Schedule A with respect to such Investor is true and accurate in all material respects as of the date hereof.

3.    Representations and Warranties of the Company

      The Company represents and warrants to the Investors that:

3.1   Company  Status.  The Company has  registered its Common Stock pursuant to
      Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act.


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3.2   Current Public Information.  The Exchange Act Reports are the only filings made by the Company since December 31, 1997 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

3.3 No General Solicitation in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor have they made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require the registration of the Securities under the Securities Act.

3.4 Capitalization; Valid Issuance of Preferred Stock and Common Stock. The Company has an authorized capitalization set forth on Schedule 3.4. Except as set forth on Schedule 3.4, no shares of Preferred Stock or options, warrants or other securities convertible or exercisable into Common Stock have been issued or are outstanding. The Company has issued and outstanding that number of shares of Common Stock and preferred stock of various series, as set forth on Schedule 3.4, and all such shares have been duly and validly authorized and issued, are fully paid and non-assessable; prior to the Closing, the authorized capitalization shall include the Preferred Shares; upon issuance of the Preferred Shares, the Preferred Shares will be duly and validly issued, fully paid and non-assesable; the Underlying Stock, when issued and delivered in accordance with the terms of the Series T Certificate of Designation, will be duly and validly issued, fully paid and non-assessable; and, except as set forth on Schedule 3.4 hereto, the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the Securities. As of the Closing Date, the Company shall have duly filed the Series T Certificate of Designation, and all of the rights, preferences and privileges of the Preferred Stock shall be as set forth in the Series T Certificate of Designation, a copy of which, certified by the Secretary of State of the State of Delaware, shall be delivered to the Investor on or before the Closing Date. There are no owners of shares of Series O Stock, Series Q Stock, Series R Stock and Series S Stock other than the Investors and Elliot Associates, L.P.

3.5 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries, except as set forth on Schedule 3.5. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material


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

      Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, properties, prospects of the entity taken as a whole, or the consolidated financial condition of the entity with respect to which such term is used, or with respect to any other entity controlling or controlled by such entity, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the entity with respect to which said term is used to enter into or perform its obligations under this Agreement, the Series T Certificate of Designation or the Registration Rights Agreement.

3.6 Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities subject to the limitations and conditions contained in and otherwise in accordance with the terms hereof and of the Series T Certificate of Designation, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby including, without limitation, the issuance of the Underlying Stock (subject to the limitations contained in the Series T Certificate of Designation) have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required (except such stockholder approvals as may be required under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. and to increase the authorized but unissued shares of Common Stock of the Company), (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (x) as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and (y) as rights to indemnity or contribution may be limited by federal and state securities laws and public policy considerations.

3.7. Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

3.8 No Conflicts Under Law. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent which has not been obtained, or authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, Nasdaq or state securities filings in connection herewith which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors and/or its principals herein.

3.9 Exchange Act Reports. The Company has delivered or made available to the Investors true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investors any information which, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed; nor has the Company provided to the Investors, as an inducement to enter into this Agreement or otherwise, any information which has not been publicly announced or disclosed to the Company's stockholders generally. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Art Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.10  Intentionally Omitted

3.11  Intentionally Omitted

3.12 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company, but which has not been so publicly announced or disclosed. The Company has not provided the Investor any information which, according to applicable law, rules or regulations should have been disclosed publicly by the Company, but which has not been so disclosed, other than with respect to the existence of this Agreement and the transactions contemplated by this Agreement.

3.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

3.14 Broker. The Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by the Investors relating to this Agreement or the transactions contemplated hereby.

3.15 Acknowledgment of Dilution. The number of shares of Underlying Stock issuable upon conversion of the Series T Stock may increase in the event the current trading price of the Common Stock fails to significantly increase. The Company acknowledges that its obligation to issue Underlying Stock upon conversion of the Preferred Stock in accordance with the Series T Certificate of Designation is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders, but is nevertheless subject to the terms and conditions of general application imposed upon the Company by governmental decrees and by the Exchange.

4.    Covenants of the Company

4.1   Intentionally Omitted

4.2 Reservation of Common Stock. Notwithstanding any representation, warranty, covenant or agreement to the contrary contained herein, the parties acknowledge and agree that the Company does not currently have any authorized but unissued shares of Common Stock available to effect the conversion of the Series T Stock. After the Closing, the Company shall use commercially reasonable efforts to as promptly as practicable convene a meeting of its shareholders to increase its authorized but unissued shares of capital stock or take such other action as is appropriate in order that the Company have available a sufficient number of shares to effect the conversion of the Series T Stock (the "Stockholder Approval"). Thereafter, at all times while any shares of Series T Stock are outstanding, the Company shall reserve and keep available, free of preemptive rights and subject to such legal limits and rules of exchanges on which the Common Stock may be traded, no less than one hundred five percent (105%) and, after an Election is made (as defined in the Series T Certificate of Designation), no less than two hundred percent (200%) with respect to the shares of Preferred Stock for which an Election has been made, of that number of shares of the Company's Common Stock for which such outstanding shares of Preferred Stock are then convertible, each amount as equitably adjusted pursuant to any stock splits, split ups, recapitalization or reorganization of shares of Common Stock. The Company shall notify the Investors as soon as practicable if there is a decrease in the number of outstanding shares of Common Stock of the Company.

4.3 Listing of Underlying Stock. The Company hereby agrees, promptly following the Closing of the transaction contemplated by this Agreement and receipt of the Stockholder Approval, if any, to take such action to cause the Underlying Stock to be listed on the Exchange as promptly as possible but no later than ninety (90) days following the Closing; provided, however, at such time the Company's securities are approved for listing on the Exchange or The Nasdaq SmallCap Market. The Company further agrees that, if the Company applies to have the Common Stock traded on any principal stock exchange, it will include in such application the Underlying Stock and will take such other action as is necessary or desirable to cause the Underlying Stock to be listed on such exchange as promptly as possible.

4.4 Exchange Act. For so long as the Company is in existence and Preferred Stock remains outstanding, the Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all commercially reasonable action necessary to continue the listing and trading of its Common Stock on the Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Exchange; provided, however, that the Company may terminate such listing at any time so long as the Company's Common Stock is then listed on either the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange. The Company shall file with the SEC a Form 8-K (the "Form 8-K") or Form 10-Q (the "10-Q") disclosing this Agreement and the transactions contemplated at the earliest practicable date, but no later than the first business day after the date of the Closing and shall publicly announce, by way of press release, this Agreement and the transactions contemplated hereby, no later than 24 hours after the Closing.

4.5 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that this sentence shall not limit the Company's ability to engage in any bona fide corporate transaction or reorganization otherwise consistent with this Agreement.

4.6 Rule 144. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by a holder of Series T Stock that such holder's holding period of such security for purposes of Rule 144 under the Securities Act ("Rule 144") relates back (i.e. tacks) to the holding period for the Series Q Stock; provided, however, nothing contained herein shall obligate the Company or its counsel to take a position that is inconsistent with the state of the law at such time. The Company acknowledges and agrees that as of the date hereof under Rule 144 and no-action letters issued by the SEC, such talking is permitted.

5.    [SECTION INTENTIONALLY LEFT BLANK]

6.    Governing Law

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such Acts. The Company hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall, at the Investor's sole option, be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company consents to the jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the Company at its address set forth in this Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court.

7.    Assignment; Entire Agreement; Amendment; Consents; Expenses

      (a) Neither this Agreement nor any obligations of the Company hereunder may be assigned by the Company to any other person or entity. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities with respect to the Securities held by such person.

      (b) This Agreement, the Series T Certificate of Designation, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes all prior agreements and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the holders of two-thirds of the shares of Preferred Stock outstanding at the time.

      (c) By executing and delivering this Agreement, the parties hereto consent and agree to all of the transactions contemplated hereby. The Investors acknowledge and agree that except as provided for specifically herein, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall not create or trigger any additional rights which any Investor may have pursuant to any agreements entered into with the Company or attendant to any securities of the Company, including, without limitation, the right to have the purchase price of any warrants held by such Investor adjusted.

      (d) The Company agrees to reimburse the Investors for all reasonable legal expenses incurred by such Investors in connection with the execution and delivery of this Agreement.

8.    Publicity

      The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without such Investor's consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

9.    Notices, Etc.; Expenses; Indemnity

      (a) Any notice, demand or request required or permitted to be given by either the Company or the Investors pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to a Investor at the addresses of such Investor set forth on the signature page hereof, to the Company at 102 Chestnut Ridge Road, Montvale, New Jersey 07645, Attention:
            President, or such other address as a party may request by notifying the other applicable party(s) in writing. Copies of all notices to a Investor shall be sent to such Investor's designee or representative (if any).

      (b) The Company shall indemnify each Investor against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of the Company's breach of any representation, warranty, covenant or agreement in this Agreement, the Registration Rights Agreement and/or the Preferred Stock. Each Investor shall severally indemnify the Company against any loss, cost or damages (including reasonable attorney's fees) incurred by the Company as a result of such Investor's breach of any representation, warrant, covenant or agreement in this Agreement, the Registration Rights Agreement and/or the Preferred Stock.

10.   Counterparts

      This Agreement may be executed in any number of counterparts each of which
      shall  be  enforceable   against  the  parties  actually   executing  such
      counterparts, and all of which together shall constitute one instrument.

11.   Survival; Severability; Specific Performance

      The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing for a period of four (4) years. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. Notwithstanding anything in this Agreement, the Registration Rights Agreement or the Series T Certificate of Designation to the contrary, nothing shall limit a Investor's right to pursue any and all available remedies, whether at law or at equity (including, without limitation, specific performance), in connection therewith.

12.   Title and Subtitles

      The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.   Like Treatment of Holders

      Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or the conversion of the Preferred Stock, or otherwise, to any holder of shares of Preferred Stock, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Series T Certificate of Designation, this Agreement or the Registration Rights Agreement, unless such consideration is offered to all holders of shares of Preferred Stock and such consideration is required to be paid to all holders of shares of Preferred Stock who agree to such consent, waiver or amendment or tender their Preferred Stock for redemption or conversion.

                                       GEOTEK COMMUNICATIONS, INC.

                                       By: /s/ Anne E. Eisele
                                           ---------------------------------
                                       Investors:

Investor's Representative:          Investor:

                                    RGC International Investors, LDC

                                    By: Rose Glen Capital Management, L.P., as
                                        Investment Manager

                                    By: RGC General Partner Corp., as general
                                        partner

                                    By: /s/ Wayne D. Bloch
                                        ------------------------------------
                                        Wayne D. Bloch, Managing Director

Address:   c/o Rose Glen Capital
           Management, L.P.
           Three Bala Plaza (East)  Place of Execution:  Pennsylvania
           Suite 200
           Bala Cynwyd, PA  19004

Telephone: (610) 617-5900           Place of Organization or Citizenship:
                                    Cayman Islands

Fax:       (610) 617-0570           Place of Residency and/or Principal Place of
                                    Business:   Cayman Islands

                                    Telephone:  (610) 617-5900
                                    Fax:        (610) 617-0570

                                    Registration Instructions: RGC International
                                                               Investors, LDC

Investor's Representative:         Investor:

Palladin Group, L.P.               Halifax Fund, L.P.
Attn:  Andrew Kaplan
                                   By: The Palladin Group, its Investment
                                         Manager

                                   By: Palladin Capital Management LLC, its
                                         General Partner

                                   By: /s/ Jeffrey Deavers
                                       ------------------------------------
                                       Jeffrey Deavers, Authorized
                                        Representative

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     Cayman Islands
Fax:       (212) 698-0599
                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Citco Fund Services, Ltd.
                                   Corporate Center, West Bay Road
                                   P.O. Box 31106
                                   SMB

                                   Registration Instructions: Halifax Fund, L.P.

Investor's Representative:         Investor:

Palladin Group, L.P.               AGR Halifax Fund, Ltd.
Attn:  Andrew Kaplan               F/b/o Ramius Halifax Partners, LP

                                   By:  AG Ramius Partners, LLC
                                   Its: Investment Advisor

                                   By:/s/ Morgan B. Stark
                                      ---------------------------------------
                                        Morgan B. Stark, Managing Officer

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     Cayman Islands
Fax:       (212) 698-0599
                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Citco Fund Services, Ltd.
                                   Corporate Center, West Bay Road
                                   P.O. Box 31106
                                   SMB

                                   Registration Instructions: AGR Halifax
                                                              Fund, Ltd.

Investor's Representative:         Investor:

Palladin Group, L.P.               AGR Halifax Fund, Ltd.
Attn:  Andrew Kaplan               F/b/o Ramius Halifax Overseas Fund, Ltd.

                                   By:  AG Ramius Partners, LLC
                                   Its: Investment Advisor

                                   By: /s/ Morgan B. Stark
                                       ---------------------------------------
                                       Morgan B. Stark, Managing Officer

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     Cayman Islands
Fax:       (212) 698-0599
                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Citco Fund Services, Ltd.
                                   Corporate Center, West Bay Road
                                   P.O. Box 31106
                                   SMB

                                   Registration Instructions: AGR Halifax
                                                              Fund, Ltd.

Investor's Representative:         Investor:

Palladin Group, L.P.               AGR Halifax Fund, Ltd.
Attn:  Andrew Kaplan               F/b/o Hick Investments, Ltd.

                                   By:  AG Ramius Partners, LLC
                                   Its: Investment Advisor

                                   By: /s/ Morgan B. Stark
                                       ---------------------------------------
                                       Morgan B. Stark, Managing Officer

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     Cayman Islands
Fax:       (212) 698-0599
                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Citco Fund Services, Ltd.
                                   Corporate Center, West Bay Road
                                   P.O. Box 31106
                                   SMB

                                   Registration Instructions: AGR Halifax
                                                              Fund, Ltd.

Investor's Representative:         Investor:

Palladin Group, L.P.               Colonial Penn Insurance Company
Attn:  Andrew Kaplan
                                   By: The Palladin Group, its Investment
                                         Manager

                                   By: Palladin Capital Management LLC, its
                                         General Partner

                                   By: /s/ Jeffrey Deavers
                                       ---------------------------------------
                                      Jeffrey Deavers, Authorized Representative

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     New York
Fax:       (212) 698-0599

                                   Registration Instructions: Colonial Penn
                                                              Insurance

Investor's Representative:         Investor:

Palladin Group, L.P.               Gleneagles Fund, LTD
Attn:  Andrew Kaplan
                                   By: The Palladin Group, its Investment
                                         Manager

                                   By: Palladin Capital Management LLC, its
                                         General Partner

                                   By: /s/ Jeffrey Deavers
                                       ---------------------------------------
                                      Jeffrey Deavers, Authorized Representative

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     Cayman Islands
Fax:       (212) 698-0599
                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Citco Fund Services, Ltd.
                                   Corporate Center, West Bay Road
                                   P.O. Box 31106
                                   SMB

                                   Registration Instructions:  Gleneagles
                                                               Fund, LTD

Investor's Representative:         Investor:

Palladin Group, L.P.               Colonial Penn Life Insurance Company
Attn:  Andrew Kaplan
                                   By: The Palladin Group, its Investment
                                         Manager

                                   By: Palladin Capital Management LLC, its
                                         General Partner

                                   By: /s/ Jeffrey Deavers
                                       ---------------------------------------
                                      Jeffrey Deavers, Authorized Representative

Address:   40 West 57th Street
           Suite 1520              Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0515          Place of Organization or Citizenship:
                                     New York
Fax:       (212) 698-0599

                                   Registration Instructions: Colonial Penn Life
                                                              Insurance Company

Investor's Representative:         Investor:

Citadel Investment Group, L.L.C.   Nelson Partners
Attn: Kenneth Simpler

                                   By: /s/
                                       -----------------------------------------

Address: 225 West Washington Street
         9th Floor                 Place of Execution:  Bermuda
         Chicago, IL  60606
Telephone: (312) 696-2165          Place of Organization or Citizenship: Bermuda

                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Leeds Management Services
                                   129 Front Street, 5th Floor
                                   Hamilton, HM12 Bermuda
                                   Telephone: (441) 295-8617
                                   Fax:       (441) 292-2239

                                   Registration Instructions: Nelson Partners

Investor's Representative:         Investor:

Citadel Investment Group, L.L.C.   Olympus Securities, LTD.
Attn:  Kenneth Simpler

                                   By: /s/
                                       -----------------------------------------

Address: 225 West Washington Street
         9th Floor                 Place of Execution:  Bermuda
         Chicago, IL  60606
Telephone: (312) 696-2165          Place of Organization or Citizenship: Bermuda

                                   Place of Residency and/or Principal Place of
                                     Business:
                                   c/o Leeds Management Services
                                   129 Front Street, 5th Floor
                                   Hamilton, HM12 Bermuda
                                   Attn:  Anne Dupuy
                                   Telephone: (441) 295-8617
                                   Fax:       (441) 292-2239

                                   Registration Instructions: Olympus
                                                              Securities, LTD.

                                   Investor:

                                   CIBC, Wood Gundy Securities Corp.

                                   By: /s/ Walter F. McLallen
                                       ---------------------------------------
                                       Walter F. McLallen, Managing Director

                                   Place of Execution:  New York

                                   Place of Organization or Citizenship:
                                     New York

                                   Place of Residency and/or Principal Place of
                                     Business:
                                   425 Lexington Avenue, 3rd Floor
                                   New York, NY  10017
                                   Attn:  Walter F. McLallen
                                   Telephone: (212) 885-4696
                                   Fax:       (212) 885-4933

                                   Registration Instructions: CIBC, Wood Gundy

Investor's Representative:          Investor:

Promethean Investment Group, L.L.C. Themis Partners L.P.
Attn:  James F. O'Brien, Jr.
                                    By: Promethean Investment Group, L.L.C., its
                                        General Partner

                                    By: /s/
                                       -----------------------------------------

Address: 40 W. 57th Street
         Suite 1520                 Place of Execution:  New York
         New York, NY  10019
Telephone: (212) 698-0588           Place of Organization or Citizenship:
                                      New York
Fax:       (212) 698-0505
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Promethean Investment Group, L.L.C.
                                    40 West 57th Street, Suite 1520
                                    New York, NY  10019

                                    Registration Instructions:  Themis
                                                                Partners L.P.

Investor's Representative:          Investor:

Promethean Investment Group, L.L.C. Samyang Merchant Bank
Attn:  James F. O'Brien, Jr.
                                    By: Promethean Investment Group, L.L.C., its
                                        Investment Advisor

                                    By: /s/
                                       -----------------------------------------


Address:   40 W. 57th Street
           Suite 1520               Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0588           Place of Organization or Citizenship:
                                      South Korea
Fax:       (212) 698-0505
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o 6th Floor, Youngpoong Building
                                    33, Seorin-dong, Chongro-Ku
                                    Seoul, 110-110-Korea

                                    Registration Instructions: Samyang Merchant
                                                               Bank

Investor's Representative:          Investor:

Promethean Investment Group, L.L.C. Heracles Fund
Attn:  James F. O'Brien, Jr.
                                    By: Promethean Investment Group, L.L.C., its
                                        Investment Advisor

                                    By: /s/
                                       -----------------------------------------

Address:   40 W. 57th Street
           Suite 1520               Place of Execution:  New York
           New York, NY  10019
Telephone: (212) 698-0588           Place of Organization or Citizenship:
                                      Cayman Islands
Fax:       (212) 698-0505
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Bank of Bermuda (Cayman) Limited
                                    P.O. Box 513
                                    Third Floor, British American Tower
                                    Dr. Roy's Drive
                                    Georgetown, Grand Cayman
                                    Cayman Islands, BWI

                                    Registration Instructions:  Heracles Fund

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          Leonardo, L.P.
Attn:  Gary Wolf
                                    By: Angelo, Gordon & Co., L.P., its General
                                      Partner

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer
Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      Cayman Islands
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Trident Trust Company Limited
                                    Elizabethan Square
                                    P.O. Box 847
                                    Grand Cayman, Cayman Islands, B.W.I.

                                    Registration Instructions: Leonardo, L.P.

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          GAM Arbitrage Investments, Inc.
Attn:  Gary Wolf
                                    By: Angelo, Gordon & Co., L.P., its
                                        Investment Advisor

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      British Virgin Islands
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    11 Athel Street
                                    Douglas Isle of Man, British Isles
                                    British Virgin Islands

                                    Registration Instructions:  GAM Arbitrage

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          AG Super Fund International Partners, L.P.
Attn:  Gary Wolf
                                    By: Angelo, Gordon & Co., L.P., its General
                                        Partner

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship: Cayman
                                      Islands
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Raphael Capital Management Partners,
                                        L.P.
                                    Transnational House
                                    P.O. Box 30749
                                    Seven Mile Beach
                                    Grand Cayman, Cayman Islands, B.W.I.

                                    Registration Instructions: AG Super Fund
                                                               International
                                                               Partners, L.P.

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          Ramius Fund, LTD.
Attn:  Gary Wolf
                                    By: AG Ramius Partners, L.L.C., its
                                        Investment Advisor

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      Bermuda
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Bank of Bermuda
                                    Attn:  Chandra Aramdjeroric
                                    6 Front Street
                                    Hamilton HM11 Bermuda

                                    Registration Instructions: Ramius Fund, LTD.

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          Raphael, L.P.
Attn:  Michael L. Gordon

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      Cayman Islands
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Raphael Capital Management Partners,
                                        L.P.
                                    Transnational House
                                    P.O. Box 30749
                                    Seven Mile Beach
                                    Grand Cayman, Cayman Islands, B.W.I.

                                    Registration Instructions: Raphael, L.P.

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          AG SUPER FUND, L.P.
Attn:  Michael L. Gordon            By:  Angelo, Gordon & Co., L.P.
                                    Its: General Partner

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
Name                                  Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      United States
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Angelo, Gordon & Co., L.P.
                                    245 Park Avenue, 26th Floor
                                    New York, NY  10167

                                    Registration Instructions: AG SUPER FUND,
                                                               L.P.

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          MICHAELANGELO, L.P.
Attn:  Michael L. Gordon            By:  Angelo, Gordon & Co., L.P.
                                    Its: General Partner

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      United States
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Angelo Gordon & Co., L.P.
                                    245 Park Avenue, 26th Floor
                                    New York, NY  10167

                                    Registration Instructions: Michaelangelo,
                                                               L.P.

Investor's Representative:          Investor:

Angelo, Gordon & Co., L.P.          ANGELO, GORDON & CO., L.P.
Attn:  Michael L. Gordon

                                    By: /s/ Michael L. Gordon
                                        ----------------------------------------
                                      Michael L. Gordon, Chief Operating Officer

Address:   245 Park Avenue
           26th Floor               Place of Execution:  New York
           New York, NY  10167
Telephone: (212) 692-2058           Place of Organization or Citizenship:
                                      United States
Fax:       (212) 867-6449
                                    Place of Residency and/or Principal Place of
                                      Business:
                                    c/o Angelo Gordon & Co., L.P.
                                    245 Park Avenue, 26th Floor
                                    New York, NY  10167

                                    Registration Instructions: Angelo, Gordon &
                                                               Co., L.P.

Investor's Representative:          Investor:

                                    PALLADIN PARTNERS I, L.P.

                                    By: /s/
                                       -----------------------------------------

                                    Place of Execution:  New York

                                    Place of Organization or Citizenship:

                                    Place of Residency and/or Principal Place of
                                      Business:
                                    40 West 57th Street
                                    New York, NY  10019

                                    Registration Instructions: Palladin Partners
                                                               I, L.P.

                                   SCHEDULE A

                                                                                                Total
                                                     Q shares      R shares      S shares       Shares           O Warrants
                                                     --------      --------      --------       ------           ----------
Nelson Partners                                             0      1,289,993             0     1,289,993                  0
Olympus                                                     0      1,289,993             0     1,289,993                  0
Ramius Halifax Partners                                     0        351,443       161,341       512,784                  0
Ramius Halifax Overseas                                     0        331,573       152,158       483,731                  0
Hick Investments                                            0         56,814        26,125        82,939                  0
Halifax Fund (includes Colonial Penn Ins.)                  0      1,042,356       483,981     1,526,337                  0
Pallidin Fund                                               0        251,363       131,882       383,245                  0
Gleneagles                                                  0        627,030       323,710       950,740                  0
Colonial Penn Ins. (included in Halifax)                    0              0             0             0                  0
Colonial Penn Life Insurance                                0        313,515       161,855       475,370                  0
Ramius Fund                                           173,333        276,621       126,983       576,937                  0
Raphael                                                66,667        104,443             0       171,110                  0
Leonardo                                               33,333        522,212             0       555,545                  0
AG Super Fund Int'l                                    40,000         61,436             0       101,436                  0
GAM Arbitrage                                          53,333         86,011             0       139,344                  0
Hercales Fund (includes Samyang)                      213,333        491,493             0       704,826                  0
Themis                                                 53,333        122,873             0       176,206                  0
RGC Int'l                                                   0      1,530,139             0     1,530,139                  0
CIBC Wood Gundy                                             0        938,065       471,191     1,409,256            340,000
Samyang (included in Heracles)                              0              0             0             0                  0
                                                     --------     ----------    ----------   -----------           --------

                                                      633,332      9,687,373     2,039,226    12,359,931            340,000
                                                     ========     ==========    ==========   ===========           ========

                                                                                                            (A)
                                                                                         Total
                                                                        Total           Warrants           Convert
                                                     Q Warrants       Warrants          & Shares         $0.80/share       Q Dollars
                                                     ----------       --------          --------         -----------       ---------
Nelson Partners                                          90,000          90,000        1,379,993          $1,103,994             $0
Olympus                                                  90,000          90,000        1,379,993           1,103,994              0
Ramius Halifax Partners                                       0               0          512,784             410,227              0
Ramius Halifax Overseas                                       0               0          483,731             386,985              0
Hick Investments                                         18,000          18,000          100,939              80,751              0
Halifax Fund (includes Colonial Penn Ins.)              300,000         300,000        1,826,337           1,461,070              0
Pallidin Fund                                                 0               0          383,245             306,596              0
Gleneagles                                              120,000         120,000        1,070,740             856,592              0
Colonial Penn Ins. (included in Halifax)                      0               0                0                   0              0
Colonial Penn Life Insurance                             60,000          60,000          535,370             428,296              0
Ramius Fund                                             269,863         269,863          846,800             677,440        173,333
Raphael                                                  30,000          30,000          201,110             160,888         66,667
Leonardo                                                438,185         438,185          993,730             794,984         33,333
AG Super Fund Int'l                                      18,000          18,000          119,436              95,549         40,000
GAM Arbitrage                                           102,322         102,322          241,666             193,333         53,333
Hercales Fund (includes Samyang)                        824,904         824,904        1,529,730           1,223,784        323,945
Themis                                                  206,226         206,226          382,432             305,946         80,986
RGC Int'l                                               150,000         150,000        1,680,139           1,344,111              0
CIBC Wood Gundy                                         150,000         490,000        1,899,258           1,519,405             88
Samyang (included in Heracles)                                0               0                0                   0              0
                                                     ----------      ----------      -----------        ------------      --------

                                                      2,867,500       3,207,500       15,567,431         $12,453,945       $771,685
                                                     ==========      ==========      ===========        ============      ========

                                                                                            (B)             (B) - (A)
                                                                                           Total            --------
                                                      Q s R Dollars      S Dollars        Dollars           Series T
                                                      --- ---------      ---------        -------           --------
Nelson Partners                                          $2,099,710            $0       $2,099,710            995,716
Olympus                                                   2,099,710             0        2,099,710            995,716
Ramius Halifax Partners                                     566,000       509,500        1,075,500            665,273
Ramius Halifax Overseas                                     534,000       480,500        1,014,500            627,515
Hick Investments                                             91,500        82,500          174,000             93,249
Halifax Fund (includes Colonial Penn Ins.)                1,705,500     1,534,000        3,239,500          1,778,430
Pallidin Fund                                               411,278       418,006          829,284            522,688
Gleneagles                                                1,025,946     1,026,014        2,051,960          1,195,368
Colonial Penn Ins. (included in Halifax)                          0             0                0                  0
Colonial Penn Life Insurance                                512,973       513,007        1,025,980            597,684
Ramius Fund                                                 445,500       401,000        1,019,833            342,393
Raphael                                                     170,000             0          236,667             75,779
Leonardo                                                    850,000             0          883,333             88,349
AG Super Fund Int'l                                         100,000             0          140,000             44,451
GAM Arbitrage                                               140,000             0          193,333                  0
Hercales Fund (includes Samyang)                            899,839             0        1,223,784                  0
Themis                                                      224,960             0          305,946                  0
RGC Int'l                                                 2,490,000             0        2,490,000          1,145,889
CIBC Wood Gundy                                           1,526,879     1,526,879        3,053,846          1,534,441
Samyang (included in Heracles)                                    0             0                0                  0
                                                        -----------    ----------      -----------        -----------

                                                        $15,893,795    $6,491,406      $23,156,886        $10,702,941
                                                        ===========    ==========      ===========        ===========

                                   Schedule 1

                             Schedule of Exceptions

      In connection with the Conversion and Exchange Agreement ("the "Agreement"), of which this Schedule of Exceptions is a part, the Company hereby sets forth the following exceptions to the representations and warranties of the Company set forth in Article 3 of the Agreement:

      3.1   [None].

      3.2   [None].

      3.3   See Schedule 3.4 for a description of the Company's Capitalization.

      o Vanguard Cellular Systems, Inc. ("Vanguard") has certain rights to acquire additional securities of the Company, on the same terms as offered to the Subscriber, pursuant to that certain Stock Purchase Agreement dated December 29, 1993 by and between Vanguard and the Company.

      o S-C Rig Investments - III, L.P. ("S-C Rig") has certain rights to acquire additional securities of the Company, on the same terms as offered to the Subscriber, pursuant to that certain Stock Purchase Agreement dated September 28, 1994 by and between S-C Rig and the Company.

      3.4   [None].

            See schedule 3.5 for a list of the Company's Subsidiaries.

      3.5   [None].

      3.6   [None].

      3.7   [None].

      3.8   [None].

      3.9   [None].

      3.10  [None].

      3.11  [None].

      3.12  [None].

      3.13  [None].